KCG Holdings, Inc. (NYSE: KCG) 3 Quarter 2014 Earnings Presentation October 30, 2014 Exhibit 99.2 rd

Safe Harbor
Certain statements contained herein may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S.
Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,”
“anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,”
“should,” “could” or “may,” or by variations of such words or by similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about KCG’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the “Mergers”) of Knight Capital Group, Inc. (“Knight”) and GETCO Holding Company,
LLC (“GETCO”), including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c) customer and client reactions to the Mergers; (ii) the
August 1, 2012 technology issue that resulted in Knight’s broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE
Arca securities into the market and the impact to Knight’s business as well as actions taken in response thereto and consequences thereof; (iii) the sale of KCG’s reverse mortgage origination and securitization business and the departure of the managers of KCG’s listed derivatives group; (iv)
changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by regulators, the New York Attorney
General, Congress and the media on market structure issues, and in particular, the scrutiny of high frequency trading, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (v) past or future changes to organizational structure and management; (vi) KCG’s ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG’s customers and potential customers; (vii) KCG’s ability to keep up with technological changes; (viii) KCG’s ability to effectively identify and manage market risk, operational and technology risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; and (x) the effects of increased competition and KCG’s ability to maintain and expand market share. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in KCG’s reports with the SEC, including, without limitation, those detailed under “Risk Factors” in
KCG’s Annual Report on Form 10-K for the year-ended December 31, 2013, under “Certain Factors Affecting Results of Operations” in KCG’s
Quarterly Report on Form 10-Q for the period ended June 30, 2014, and other reports or documents KCG files with, or furnishes to, the SEC from time to time.
For additional disclosures, please  see https://www.kcg.com/legal/global-disclosures.

3rd Quarter 2014 Summary
Financial results affected by the market environment in U.S. equities and heightened competition for retail order flow
Modest growth in market share of consolidated U.S. equity share volume executed by
KCG market making from the second quarter
Increased algorithmic trading U.S. equity share volume and net revenues from institutional clients for the second consecutive quarter
Announced the sale of the futures commission merchant (FCM)
Realized a gain from the firm’s strategic investment in tradeMONSTER, which combined with OptionsHouse during the quarter
Began to explore strategic options for KCG Hotspot
Repurchased 3.6 million shares for $42.1 million
1

KCG Financial Results
Pre-Tax Earnings (Loss) from Continuing Operations By Business Segment
(in thousands)
(unaudited)
For the three months ended
September 30, 2013 June 30, 2014 September 30, 2014
Market Making
Revenues $     240,110 $     218,446 $     166,620
Expenses 192,257 182,442 174,653
Pre-tax earnings (loss) 47,853 36,004 (8,033)
Global Execution Services
Revenues 91,366 85,903 79,218
Expenses 107,720 85,167 80,882
Pre-tax earnings (loss) (16,354) 736 (1,664)
Corporate and Other
Revenues 137,862 9,784 26,464
Expenses 47,988 32,017 32,002
Pre-tax earnings (loss) 89,874 (22,233) (5,538)
Consolidated
Revenues 469,338 314,133 272,302
Expenses 347,965 299,626 287,537
Pre-tax earnings (loss) $     121,373 $     14,507 $     (15,235)
Notes:
3rd quarter 2013 results include a gain of $128.0 million on GETCO’s investment in Knight as well as expenses of $25.6 million related to the merger, integration and a reduction in workforce
2nd quarter 2014 results include expenses of $7.0 million related to the integration, a reduction in workforce and debt reduction
2
3rd quarter 2014 results include $15.1 million net gain related to the Company’s  strategic investment in tradeMONSTER, which combined with OptionsHouse, as well as expenses of $10.8 million related to a reduction in workforce and other separations as well as a lease loss accrual

Avg. daily share vol (in millions)
Avg. daily dollar vol (in $ millions)

Market Conditions
Sources: BATS Global Markets, VistaOne Solutions, Thomson Reuters, OCC, CSI, Bloomberg, Reuters, EBS, SIFMA, TRACE, MSRB; * 3Q14 SEC Rule 605 U.S. equity share volume includes an estimate of September 2014 data based on public and proprietary information
3
Average daily consolidated U.S. equity share volume
Average daily consolidated U.S. equity dollar volume
Average realized volatility for the S&P 500
Market conditions in U.S. equities
Avg. daily volume in select securities markets 3Q13 2Q14 3Q14
Consolidated U.S. equity share volume 5.8 bn 6.1 bn 5.7 bn
730.2 mn 690.2 mn 675.6 mn
ETF share volume 650.0 mn 638.7 mn 666.6 mn
Consolidated U.S. equity dollar volume $207.8 bn $242.8 bn $236.1 bn
U.S. equity futures contracts 2.7 mn 2.8 mn 2.9 mn
U.S. options contracts 15.0 mn 15.8 mn 16.3 mn
European equity notional value traded (USD) $906.2 bn $1,080.2 bn $1,019.8 bn
Asian equity share volume 7.9 bn 6.1 bn 6.2 bn
FX notional value traded (USD) among reporting venues $228.7 bn $206.6 bn $237.9 bn
U.S. Treasury notional volume $521.1 bn $487.5 bn $489.4 bn
U.S. corporate bond notional volume $16.5 bn $20.2 bn $18.7 bn
Transactions under 250 bonds 13,578 12, 372 11,024
7.3
10.0
9.1
13.3
8.3
5.9
10.8
7.9
9.6
Continued weakness in the global equities markets
Mixed market conditions in FICC
Consolidated U.S. equity share volume declined 5.5%
from 2Q14; Lowest quarterly total since 1Q07
Pan European equity notional value traded declined
5.6% from 2Q14
Asian equity share volume across developed markets
declined 1.2% from 2Q14
In fixed income, U.S. treasury notional volume rose
0.4% from 2Q14 while U.S. corporate bond notional
volume declined 7.4%
FX notional value traded among reporting venues rose
15.2%
Certain exchange-based commodity volumes as a group
were up slightly from 2Q14
8,000 $400,000
6,000 $300,000
4,000 $200,000
2,000 $100,000
Jul – Aug – Sep Apr – May – Jun                     Jul – Aug – Sep
3Q13
2Q14
3Q14
“Retail” SEC Rule 605 U.S. equity share volume*

Results negatively affected by depressed retail
trading activity, heightened competition and
challenging market conditions late in the quarter
Contributions from non-U.S. equities and FICC
largely static from 2Q14
The Market Making Segment
U.S. equities Non-U.S. equities
3Q14 Market Making revenue distribution
4
Sources: KCG, SEC, VistaOne Solutions; * 3Q14 SEC Rule 605 share volume  includes an estimate of September 2014 data based on public and proprietary information. Average revenue capture per
U.S. equity dollar value traded represents revenue in basis points for every single dollar in value of U.S. equities traded within the Market Making segment. For example, in the third quarter of 2014,
KCG market making recorded revenues from U.S. equities of approximately $118.4 million on total dollar volume during the quarter of $1.57 trillion which amounts to average revenue capture of 0.75 basis points.
Avg. daily SEC Rule 605 U.S. equity volume was 11%
below the quarterly average for the past 5 years
Heightened competition for retail order flow drove a
7.5% increase in price improvement from 2Q14
GETDirect grew avg. daily U.S. Treasury notional
volume 15% from 2Q14
$25.4 bn
$25.1 bn
$24.7 bn
1.01
0.75
0.50
0.75
1.00
1.25
1.50
$15.0
$17.5
$20.0
$22.5
$25.0
$27.5
$30.0
3Q13 2Q14 3Q14
KCG avg. daily dollar volume and revenue
capture per U.S. equity dollar value traded
Avg. revenue capture per dollar value traded
730 mn
690 mn
676 mn*
8.8
9.2
9.4
5
6
7
8
9
10
11
12
13
14
15
0
100
200
300
400
500
600
700
800
900
1,000
3Q13 2Q14 3Q14
Retail trading activity and realized volatility
Avg. daily SEC Rule 605 U.S equity share volume (all market makers)
Avg. realized volatility for the S&P 500
71%
29%
1.07
Avg. daily dollar volume

ADV (shares in millions)

ADV (in $ trillions)

Avg. daily par value traded (in $ millions)

KCG

The Global Execution Services Segment
In agency execution, algorithmic trading increased
contributions from institutional clients for the
second consecutive quarter
Among trading venues, maintained and grew
market share
5
Sources: KCG, BATS Global Markets, Reuters, EBS, TRACE, MSRB
Avg. daily bond transactions
KCG BondPoint avg. daily par value traded
Pct. (%) of  interdealer corporate bond transactions under 250 bonds
Pct. (%) of  interdealer muni bond transactions under 250 bonds
129.1
133.7
126.0
- Percentage of volume from institutional clients rose to
24% from 21% in 2Q14 and from 20% in 1Q14
- Percentage of net revenues from institutional clients
rose to 63% from 57% in 2Q14 and from 54% in 1Q14
- KCG Hotspot accounted for 12.7% of all volume among
institutional spot FX reporting venues
- KCG BondPoint accounted for 18.9% of all interdealer
corporate bond transactions under 250 bonds
Avg. daily notional spot FX dollar volume
Avg. daily U.S. equity share volume
17.4%
18.6%
18.9%
129.1
4.6%
133.7
6.4%
126.0
6.1%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
175
200
225
250
275
300
3Q13 2Q14 3Q14
4.68%
4.38%
4.34%
KCG algorithmic trading and order routing
Pct. (%) of consolidated U.S. equity volume
270 mn
265 mn
248 mn
150
$160 20%
$120 15%
$80 10%
$40 5%
3Q13                                  2Q14                       3Q14
28.4
$26.2 bn
$30.3 bn
12.68%
12.74%
10%
11%
12%
13%
14%
15%
16%
20
24
26
28
30
32
3Q13 2Q14 3Q14
22
12.44%
KCG Hotspot Pct. (%) of spot FX volume among reporting venues
$ bn

Consolidated quarterly expenses†

in $ millions

KCG

Consolidated Expenses
Compensation and benefits Communications and data processing
Depreciation and amortization Debt interest expense
Professional fees Occupancy and equipment rentals
Business development Other
Consolidated expenses totaled $180 million
compared to $195 million in 2Q14, excluding
transaction-based expenses and non-recurring
charges disclosed in Reg G reconciliations
The $15.6 million decline in “Employee
compensation and benefits” from 2Q14 is
attributable to lower headcount and a decrease
in accruals for bonus pools
The $2.7 million decline in “Payments for
order flow” driven by decrease in retail trading
activity and lessened demand for payment
The $0.5 million increase in “Occupancy and
equipment rentals” due to a deployment of
new technology assets
6
†
See addendum for a reconciliation of GAAP to non-GAAP financial results.
3Q14 2Q14 3Q13
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
$250
$220.3 mn
$194.9 mn
$180.0 mn

Additional Financials
Consolidated Statements of Financial Condition
(in millions)
(unaudited)
September 30, 2013 June 30, 2014 September 30, 2014
Cash and cash equivalents $     798.7 $     600.9 $     540.5
Debt 957.3 422.3 422.3
Stockholders’ equity 1,513.0 1,533.7 1,485.8
-----
Debt-to-tangible equity ratio 0.73 0.32 0.33
Tangible book value per share $10.63 $11.04 $11.05
Book value per share $12.34 $12.66 $12.68
Shares outstanding including restricted
stock units (in thousands)
122,588 121,111 117,167
Tangible book value is calculated by subtracting goodwill and intangible assets from equity.
7

KCG Stockholder Base
A legacy investor in GETCO, General
Atlantic increased its stake in the combined
firm at the merger close
A legacy investor in Knight, Jefferies
increased its stake in the combined firm in the
year since the merger close
‘Insiders’ is comprised of members of the KCG
Management Committee and Board of
Directors, excluding representatives of General
Atlantic
As a category, ‘Retail’ includes retail investors
as well as current KCG employees and former
management and employees of the predecessor
firms
Estimated ownership breakdown based on latest available position data and KCG shares outstanding of 117.2 million at September 30, 2014. Analysis excludes outstanding warrants.
8
24.3%
19.2%
17.1%
15.0%
10.3%
14.1%
General Atlantic Jefferies Insiders
Institutional (active) Index / ETF (passive) Retail

3 months ended September 30, 2014 Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP loss from continuing operations before income taxes $     (8,033) $     (1,664) $     (5,538) $     (15,235)
Net gain related to tradeMONSTER combination with OptionsHouse
- - (15,105) (15,105)
Compensation related to reduction in workforce and other employee separations
2,786 3,577 4,158 10,521
Writedown of assets and lease loss accrual, net
- - 301 301
Non-GAAP (loss) income from continuing operations before income taxes $     (5,247) $     1,913 $     (16,184) $     (19,518)
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
10

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended June 30, 2014 Market Making
Global Execution
Services
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
$     36,004 $     736 $     (22,233) $     14,507
Writedown of capitalized debt costs - - 1,995 1,995
Compensation related to reduction in workforce 383 1,886 800 3,069
Writedown of assets and lease loss accrual, net 452 - 1,489 1,941
Non-GAAP income (loss) from continuing operations before income taxes
$     36,839 $     2,622 $     (17,949) $     21,512
11
Corporate and
Other

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
12
3 months ended September 30, 2013 Market Making
Global Execution
Services
Consolidated
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
$     47,853 $     (16,354) $     89,874 $     121,373
Gain on investment in Knight Capital Group, Inc. - - (127,972) (127,972)
Compensation and other expenses related to reduction in workforce 2,309 15,132 - 17,441
- - 7,269 7,269
Writedown of assets and lease loss accrual, net
108 - 828 936
Non-GAAP income (loss) from continuing operations before income taxes
$     50,270 $     (1,222) $     (30,001) $     19,047
Other
Corporate and
Professional and other fees related to Mergers and August 1
st
technology issue

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended September 30, 2014 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Reconciliation of GAAP expenses to normalized non-GAAP expenses:
Employee compensation and benefits 95,307 10,521 84,786
Communications and data processing 38,576 - 38,576
Depreciation and amortization
20,298 - 20,298
Debt interest expense
7,714 - 7,714
Professional fees
7,161 - 7,161
Occupancy and equipment rentals 7,672 - 7,672
Business development 3,163 - 3,163
Writedown of assets, lease loss accrual and capitalized debt costs 301 301 -
Other
10,580 - 10,580
Total expenses
$     190,772 $     10,822 $     179,950
13

3 months ended June 30, 2014 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Reconciliation of GAAP expenses to normalized non-GAAP expenses:
Employee compensation and benefits 103,430 3,069 100,361
Communications and data processing 38,279 - 38,279
Depreciation and amortization
19,823 - 19,823
Debt interest expense
7,497 - 7,497
Professional fees
7,337 - 7,337
Occupancy and equipment rentals 8,235 - 8,235
Business development 2,609 - 2,609
Writedown of assets, lease loss accrual and capitalized debt costs 3,936 3,936 -
Other
10,767 - 10,767
Total expenses
$     201,913 $     7,005 $     194,908
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
14

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
15
3 months ended September 30, 2013 GAAP
Adjustments for
non-GAAP presentation
KCG adjusted, normalized
expenses
Employee compensation and benefits
129,631 17,441 112,190
Communications and data processing 44,046 - 44,046
Depreciation and amortization 20,091 - 20,091
Debt interest expense 19,350 2,982 16,368
Professional fees
9,077 4,087 4,990
Occupancy and equipment rentals
8,898 - 8,898
Business development
2,644 200 2,444
Writedown of assets and lease loss accrual, net 936 936 -
Other 11,318 - 11,318
Total expenses $     245,991 $     25,646 $     220,344
Reconciliation of GAAP expenses to normalized non-GAAP expenses: